                                                                   Exhibit 4.1



                       [SAMPLE OF HEALTHGATE STOCK CERTIFICATE]


COMMON STOCK                                                     COMMON STOCK


  NUMBER                                                            SHARES

HG



                              [HEALTHGATE LOGO](TM)


                            HEALTHGATE(R) DATA CORP.


               INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                           SEE REVERSE FOR CERTAIN DEFINITIONS

                                                    CUSIP 42222H 30 4



THIS CERTIFIES THAT






is the owner of


[OVERPRINTED ON THE FACE OF THE CERTIFICATE]: THIS CERTIFICATE REPRESENTS SHARES OF THE PAR VALUE OF $.03 PER SHARE

    FULLY-PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF [ILLEGIBLE]
                EACH OF THE COMMON STOCK OF             .

HealthGate Data Corp., transferable on the books of the Corporation for the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware and the Certificate of Incorporation and the By-Laws of the Corporation, as the same may be from time to time amended, to all of which the holder by acceptance hereof assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:




/s/ Veronica Zsolcsak         HealthGate Data Corp.           /s/ William S. Reece
                              Corporate Seal  1994
                                    Delaware

           TREASURER                                              PRESIDENT AND
                                                                 CHIEF EXECUTIVE
                                                                     OFFICER


[SIDEWAYS ON THE FACE OF THE CERTIFICATE]:

COUNTERSIGNED AND REGISTERED:

     AMERICAN STOCK TRANSFER & TRUST COMPANY

BY         TRANSFER AGENT AND REGISTRAR


                         AUTHORIZED SIGNATURE




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THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK. THE
CORPORATION WILL FURNISH TO THE HOLDER UPON REQUEST AND WITHOUT CHARGE THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


     TEN COM -- as tenants in common                       UNIF GIFT MIN ACT -- ___________ Custodian _____________
                                                                                  (Cust)                (Minor)
     TEN ENT -- as tenants by the entireties

     JT TEN  -- as joint tenants with right of                                    under Uniform Gifts to Minors
                survivorship and not as tenants                                   Act ____________
                in common                                                               (State)

        Additional abbreviations may also be used though not in the above list.

     For Value Received, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

______________________________________________________________________________

______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

______________________________________________________________________________

______________________________________________________________________________

_______________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________Attorney
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________


                      ________________________________________________________
                      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.




Signature(s) Guaranteed:



_____________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.